                                                                    EXHIBIT 32.1

                                  AMSURG CORP.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AmSurg Corp. (the "Company") on Form 10-Q for the period ending March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 /s/ Ken P. McDonald
                                                 -------------------------------
                                                 Ken P. McDonald
                                                 President and Chief Executive
                                                 Officer of the Company

                                                 May 8, 2006

                                                 /s/ Claire M. Gulmi
                                                 -------------------------------
                                                 Claire M. Gulmi
                                                 Executive Vice President
                                                 and Chief Financial
                                                 Officer of the Company

                                                 May 8, 2006